Accrued Expenses and Other Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Accrued Expenses and Other Liabilities
Payroll payable	$ 152,436	¥ 1,061,228	¥ 389,615
Accrued expenses	391,748	2,727,273	1,371,483
VAT and other tax payable	150,219	1,045,796	436,495
Others	6,144	42,765	28,074
Total	$ 700,547	¥ 4,877,062	¥ 2,225,667